UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

BUSANDA EXPLORATIONS INC.
(Name of Registrant as Specified in its Charter)

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☒	No fee required

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	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BUSANDA EXPLORATIONS INC.
Suite 1109, 100 Park Royal
West Vancouver, British Columbia
Canada V7T 1A2
Tel: (604) 925-5283
Fax: (604) 925-5285

NOTICE OF CONSENT REQUESTED FROM SHAREHOLDERS
WITHOUT A SPECIAL MEETING

To the Shareholders of Busanda Explorations Inc.

NOTICE IS HEREBY GIVEN that the Board of Directors of Busanda Explorations Inc., a Nevada corporation (the "Company") are soliciting the written consent and approval from the shareholders of the Company to take corporate action approving and consenting to the following matters without the necessity of holding a special meeting of the shareholders:

  The amendment to the Articles of Incorporation to change the name of the Company from “Busanda Explorations Inc.” to “Image Innovations Holdings Inc.”
Your attention is directed to the Consent Statement accompanying this Notice which more fully describes the foregoing proposals. The Board of Directors has fixed the close of business on July 25, 2003, as the record date (the “Record Date”) for the determination of the stockholders entitled to vote on the corporate actions for which consent and approval is being solicited.

The Board of Directors has fixed the close of business on August 20, 2003 as the date by which written consents and approvals are to be received by shareholders of record of a majority of the issued and outstanding common stock to effect the action on the proposal for which action is being sought. Shares can be voted only if the holder completes, signs and returns the Consent/Proxy form concerning the proposal for which consent and approval is being solicited by the Board of Directors of the Company.

The officers and directors of the Company request that you vote in connection with the corporate action upon which consent and approval is being solicited. To insure your participation, you are urged to mark, date, sign and return the enclosed Consent/Proxy as promptly as possible.

YOU MAY REVOKE YOUR CONSENT/PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING CONSENT STATEMENT AT ANY TIME BEFORE ACTION AUTHORIZED BY SIGNED CONSENTS/PROXIES BECOMES EFFECTIVE.

By Order of the Board of Directors,

/s/ Alain Kardos

Alain Kardos, President
August 11, 2003

IMPORTANT

SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED CONSENT/PROXY TO THE COMPANY PRIOR TO AUGUST 20, 2003.

BUSANDA EXPLORATIONS INC.
Suite 1109, 100 Park Royal
West Vancouver, British Columbia
Canada V7T 1A2
Tel: (604) 925-5283
Fax: (604) 925-5285

CONSENT STATEMENT

This Consent Statement and the accompanying consent/proxy card are furnished to the holders of the Common Stock of Busanda Explorations Inc., a Nevada corporation (the “Company”) by the Board of Directors of the Company (the “Board”) in connection with the solicitation of written consents from shareholders of the Company to take action by shareholders consent as specified herein without the necessity of holding a Special Meeting of the Shareholders, as permitted by Nevada law.

The Board is asking the holders of common stock of the Company to consent in writing and approve the following matter:

  The amendment to the Articles of Incorporation to change the name of the Company from “Busanda Explorations Inc.” to “Image Innovations Holdings Inc.” (the “Name Change”).

The Company’s board of directors approved and recommended the shareholders of the Company approve the Name Change pursuant to a written consent dated July 24, 2003. If the Name Change is approved by the shareholders of the Company, the Name Change will be effected by the filing of a Certificate of Amendment to the Articles of Incorporation of the Company with the Secretary of State of Nevada.

This Consent Statement, together with the Notice of Consent Requested from Shareholders Without Special Meeting and the accompanying Consent/Proxy card, is to be first mailed to Company shareholders on or about August 12, 2003.

GENERAL INFORMATION CONCERNING
SOLICITATION OF CONSENTS AND PROCEDURES

The Consent Procedure

The Name Change and the consequential amendment to the Articles of Incorporation require approval of the Company’s shareholders under Nevada corporate law. The elimination of the need for a special meeting of shareholders to approve the Name Change is authorized by Section 78.320(2) of the Nevada Revised Statutes (the “NRS”) which provides that the written consent of shareholders holding at least a minimum of the necessary voting power may be substituted for such a special meeting. Pursuant to NRS Section 78.390(1)(b) and the Articles of Incorporation of the Company, a majority of the voting power is required in order to approve the Name Change. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Name Change as early as possible to accomplish the purposes of the Company as hereafter described, the board of directors of the Company voted to proceed with the Name Change by obtaining the written consent of shareholders holding a majority of the voting power of the Company. The Company has no provision in its Articles of Incorporation which affects or alters the procedure for obtaining consent from shareholders as set forth herein. Also, the Company’s Bylaws, as amended, specifically authorize the taking of action upon written consent of shareholders owning at least a majority of the voting power without a meeting as set forth herein.

In the case of this solicitation of consents, written unrevoked Consents/Proxies from holders of record of a majority of the issued and outstanding shares of common stock as of the record date must be delivered to the Company to effect the action as to which shareholder consent and approval is being sought hereunder. The deadline for the delivery to the Company of written Consents/Proxies is August 20, 2003.

The Record Date

The board of directors of the Company has fixed the close of business on July 25, 2003 (the “Record Date”) as the record date for the determination of shareholders entitled to approve the Name Change. Only shareholders of the Company as of the Record Date are entitled tender and submit to the Company written consents/proxies whereby they vote on the Name Change described herein. As of the Record Date, there were 18,170,000 shares of common stock outstanding. The common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to shareholders.

Solicitation of Consents

Solicitation of consents by the Board will initially be made by mail, but may also be made in person or by mail, telephone, telecopy, telegram, facsimile or other means of communication by directors, officers and regular employees of the Company for no additional or special compensation, In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries may be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out of pocket expenses incurred in connection therewith. The cost of solicitation of written consents/proxies to approve and consent to the corporate actions described herein will be borne by the Company.

Effectiveness and Revocation of Consents

The corporate actions proposed herein will be adopted when properly completed, unrevoked Consents/Proxies are signed by the holders of record of Company shareholders having a majority of the voting power of the outstanding shares of Common Stock and submitted to the Company; provided, however, that all Consent/Proxies will expire, unless delivered and present to the Company, on August 20, 2003. Because a consent to corporate action is effective only if expressed by holders of record of majority of the voting power of the outstanding shares of Common Stock, the failure to execute a Consent/Proxy has the same effect as the withholding of consent for any proposal.

The Company plans to present the results of a successful solicitation with respect to the corporate actions proposed herein as soon as possible. Shareholders are requested to tender and submit their completed Consent/Proxy form to the Company at the following address:

BUSANDA EXPLORATIONS INC.
Suite 1109, 100 Park Royal
West Vancouver, British Columbia
Canada V7T 1A2
Tel: (604) 925-5283

Attn: Mr. Alain Kardos

Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as votes against the Name Change. Broker non-votes will not be counted for purposes of determining the number of votes cast.

If a Consent/Proxy card is properly signed and returned to the Company on or before August 20, 2003, unless properly revoked, the shares represented by that Consent/Proxy card will be voted in accordance with the instructions specified thereon. If a Consent/Proxy card is properly signed and returned to the Company on or prior to August 20, 2003 without voting instructions, it will be voted "FOR" the Name Change.

An executed Consent/Proxy form may be revoked by a shareholder at any time before expiration by marking, dating, signing and delivering to the Secretary of the Company a written revocation before the time that the action authorized by the executed Consent/Proxy becomes effective. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the Consent/Proxy previously given is no longer effective. The delivery of a subsequently dated Consent/Proxy form which is properly marked, dated, signed and delivered to the Company will constitute a revocation of any earlier Consent/Proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of July 24, 2003 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock(1)
DIRECTORS:
Common Stock	ALAIN KARDOS 303 – 1050 Bowron Court North Vancouver, British Columbia Canada V7H 2X6	700,000	3.9%
Common Stock	CLIFFORD WILKINS 10 Kestrel Close, Ewshot Farnham, Surrey GU10 5TW, United Kingdom	800,000	4.4%
Common Stock	CHRISTOPHER SMITH #33, Playa Laguna, Sosua, Dominican Republic	1,150,000	6.3%
Common Stock	All Officers and Directors as a Group (3 persons)	2,650,000	14.6%
5% BENEFICIAL OWNERS
Common Stock	RFH INVESTMENTS Blue Cotil, Samaras Inner Road St. Clement, JE2 60N, United Kingdom	1,250,000	6.88%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii)

investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of July 24, 2003, there were 18,170,000 shares of our common stock issued and outstanding.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in connection with the Name Change and the consequential amendment to the Company’s Articles of Incorporation:

  each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

  any nominee for election as one of our directors; or

  any affiliate or associate of any of the foregoing persons.

PROPOSAL NO. 1

AMENDMENT OF
 THE COMPANY'S ARTICLES OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY

On July 24, 2003, our Board of Directors unanimously executed a written consent authorizing and recommending that our shareholders approve a proposal to change the name of the Company from “Busanda Explorations Inc.” to “Image Innovations Holdings Inc.”. The Board believes that the new name, Image Innovations Holdings Inc., will more accurately reflect the Company’s current business activities as a result of the recent acquisition of Image Innovations Inc., a Delaware corporation, as a wholly owned subsidiary of the Company. The new name will also reflect the fact that the Company is no longer in the business of mineral exploration.

ACQUISITION OF IMAGE INNOVATIONS

We completed the acquisition of all of the issued and outstanding shares of Image Innovations Inc. effective June 30, 2003. Image Innovations is a Delaware corporation incorporated on January 14, 2003. The acquisition was completed pursuant to offers made by us dated June 23, 2003 to all the shareholders of Image Innovations to purchase their shares in exchange for an aggregate of 10,000,000 shares of our common stock on the basis of 10,000 shares for each outstanding share of Image Innovations. It was a condition precedent of closing that all shareholders of Image Innovations accept our offer and that audited financial statements of Image Innovations have been delivered to us. We issued 10,000,000 shares of our common stock to the existing shareholders of Image Innovations in consideration of the transfer by the existing shareholders of all of their shares of Image Innovations to us. As a result of this transaction, Image Innovations is now a wholly owned subsidiary of the Company.

THE ACQUISITION OF IMAGE INNOVATIONS INC. DID NOT REQUIRE THE APPROVAL OF THE SHAREHOLDERS OF THE COMPANY. SHAREHOLDERS ARE NOT BEING ASKED TO APPROVE OR OTHERWISE CONSENT TO THE ACQUISITION OF IMAGE INNOVATIONS INC. BY THE COMPANY. SHAREHOLDERS MAY FIND MORE INFORMATION REGARDING OUR ACQUISITION OF IMAGE INNOVATIONS INC. AND THE BUSINESS OF IMAGE INNOVATIONS INC. IN THE CURRENT REPORTS ON FORM 8-K, AS AMENDED, THAT WE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SHAREHOLDERS MAY VIEW THIS INFORMATION AT THE WEB SITE OF THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV.

EFFECTIVENESS OF THE NAME CHANGE

If approved by the Company's shareholders, the change in our name will become effective upon the filing of a Certificate of Amendment to the Articles of Incorporation the Company with the Secretary of State of the State of Nevada. The Board intends to file the Certificate of Amendment to the Articles of Incorporation as soon as practicable once shareholder approval is obtained.

No Appraisal Rights

Under Nevada law, the Company's shareholders are not entitled to appraisal rights with respect to a change in the name of our company.

Required Vote

The affirmative written consent and approval of the holders of a majority of the voting power of the outstanding shares of Common Stock is required to approve and ratify Proposal No. 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO GIVE EFFECT TO THE NAME CHANGE.

OTHER INFORMATION

In the event that there are any questions about the giving of written consent with respect to the corporate actions proposed herein, or further assistance or information is required, please contact Alain Kardos, President, Busanda Explorations Inc., Suite 1109, 100 Park Royal, West Vancouver, British Columbia, Canada V7T 1A2, Tel: (604) 925-5283.

BY ORDER OF THE BOARD OF DIRECTORS

Date: August 11, 2003	/s/ Alain Kardos

Alain Kardos, President
BUSANDA EXPLORATIONS INC.

BUSANDA EXPLORATIONS INC.

CONSENT / PROXY

CONSENT BY SHAREHOLDERS OF BUSANDA EXPLORATIONS INC. TO ACTION WITHOUT A MEETING

THIS CONSENT/ PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of record of Busanda Explorations Inc., a Nevada corporation (the “Company”) hereby consents to the following corporate action without a meeting pursuant to NRS 78.320 with respect to all shares of common stock of the Company held by the undersigned.

Please mark your votes as indicated: ☒

IF NO DIRECTION IS MADE, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED AND VOTED IN FAVOR OF THE NAME CHANGE.

  Resolved that the Articles of Incorporation of the Company be amended to change the name of the Company from “Busanda Explorations Inc.” to “Image Innovations Holdings Inc.”
CONSENT ☐	WITHOLD ☐	ABSTAIN ☐

IMPORTANT - PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Total Number of Shares Held:	_______________________________ Shares
(Will apply to all shares held by the Shareholder if not specified)

Please Print Name of Shareholder:	_______________________________

Date of Execution	_______________________________, 2003

_______________________________
Signature of Shareholder

_______________________________
Signature of Shareholder, if held jointly